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Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed Certificates - Series
1996-1
P & S Agreement Date:              May 1, 1996
Original Settlement Date:           May 23, 1996
Series Number of Class A-1 Certificates:     441919AJ6
Series Number of Class A-2 Certificates:     N/A
Original Sale Balance:             $819,278,000
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Servicer Certificate (Page 1 of 3)
Distribution Date:
                              03/20/98

Investor Certificateholder Floating Allocation Percentage
                                          96.34%
Investor Certificateholder Fixed Allocation Percentage
                                          97.37%
Aggregate Amount of  Collections
                                          26,076,839.91
     Aggregate Amount of  Interest Collections
                                          6,600,907.59
     Aggregate Amount of  Principal Collections
                                          19,475,932.32
Class A Interest Collections
                                          6,359,228.56
Class A Principal Collections
                                          18,456,573.69
Seller Interest Collections
                                          241,679.03
Seller Principal Collections
                                          1,019,358.63
Weighted Average Loan Rate
                                          13.55%
Net Loan Rate
                                                12.55%
Weighted Average Maximum Loan Rate
                                          18.58%
Class A-1 Certificate Rate
                                                5.8250%
Maximum Investor Certificate Rate
                                          12.5500%
Class A-1 Certificate Interest Distributed
                                          2,442,355.26
Class A-1 Investor Certificate Interest Shortfall before Draw
                                          0.00
Unpaid Class A-1 Certificate Interest Shortfall Received
                                          0.00
Unpaid Class A-1 Certificate Interest Shortfall Remaining
                                          0.00
Unpaid Class A-1 Carryover Interest Amount
                                          0.00
Maximum Principal Dist. Amount (MPDA)
                                    18,962,760.98
Alternative Principal Dist. Amount (APDA)
                                          18,456,573.69
Rapid Amortization Period? (Y=1, N=0)
                                          0.00
Scheduled Principal  Distribution Amount (SPDA)
                                    18,456,573.69
Principal  allocable to Class A-1
                                          18,456,573.69
SPDA deposited to Funding Account
                                          0.00
Subsequent Funding Mortgage Loans Purchased in Period
                                              0.00
Cumulative Subsequent Funding Mortgage Loans Purchased
            100,871,997.58    Accelerated Principal Distribution
Amount
      0.00
APDA allocable to Class A-1
                                          0.00
Reimbursement to Credit Enhancer
                                          0.00
Spread Trigger hit?
                                          No
Reduction in Certificate Principal Balance due to Current Class
A-1 Liquidation Loss Amount   671,796.80
Cumulative Investor Liquidation Loss Amount
                                    671,796.80
Total Principal allocable to A-1
                                          19,128,370.49
Beginning Class A-1 Certificate Principal Balance
                              539,085,159.02    Ending Class A-1
Certificate Principal Balance
                  519,956,788.53    Pool Factor (PF)

      0.6346524
Retransfer Deposit Amount (non 2.07 transfers)
                                          0.00
Servicing Fees Distributed
                                          452,738.82
Beg. Accrued and Unpaid Inv. Servicing Fees
                                          0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd
                                          0.00

Servicer Certificate (Page 2 of  3)
Distribution Date:
                              03/20/98

End. Accrued and Unpaid Inv. Servicing Fees
                                          0.00
Number of Mortgage Loans Retransferred pursuant to 2.07
                                             0
Cumulative Number of Mortgage Loans Retransferred pursuant to
2.07                                      0
Mortgage Loans Retransferred pursuant to 2.07 ($)
                                          0.00
Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)
                                           0.00
Aggregate Investor Liquidation Loss Amount
                                    671,796.80
Investor Loss Reduction Amount
                                          0.00
Beginning Pool Balance
      563,934,012.67
Ending Pool Balance
            544,777,295.6
Beginning Invested Amount
      543,286,586.02    Ending Invested Amount
                                                524,158,215.53
Beginning Seller Principal Balance
                                          20,647,426.65
Ending Seller Principal Balance
                                          20,619,080.07
Additional Balances
                                          1,019,358.63
Beginning Funding Account Balance
                                          0.00
Ending Funding Account Balance
                                          0.00
Ending Funding Account Balance % (before any purchase of Subsequent Loans or release to Cert 0.00%
Ending Funding Account Balance % (after purchase of Subsequent
Loans or release to Certs.)      0.00%
Principal Balance of Subsequent Funding Loans Purchased in Period
                                         $0.00
Principal Collections to purchase Additional Balances and/or paid
to Cert.                                 $0.00
Excess Funding Amount
                                          $0.00
Beginning Spread Account Balance
                                          2,100,714.00
Ending Spread Account Balance
                                          2,100,714.00
Beginning Seller Interest
                                          3.66%
Ending Seller's Interest
                                                3.78%
Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts
1,138
     Trust Balance
                                                39,363,577.05
   60 - 89 days (Del Stat 2)

     No. of Accounts
                                          324
     Trust Balance
                                          11,006,374.41
   90+ (Del Stat 3+)
     No. of Accounts
                                                630
     Trust Balance
                                          21,119,056.52
   270+ (Del Stat 9+)
     No. of Accounts
                                                256
     Trust Balance
                                          8,862,788.15
   REO
     No. of Accounts
                                                60
     Trust Balance
                                          2,619,234.01
Rapid Amortization Event ?
                                          No
   Failure to make payment within 5 Business Days of Required
Date ?                                    No
   Failure to perform covenant relating to Trust's Security
Interest ?                                      No
   Failure to perform other covenants as described in the
Agreement ?                               No
   Breach of Representation or Warranty ?
                                          No
   Bankruptcy, Insolvency or Receivership relating to Seller ?
                                          No
   Subject to Investment Company Act of 1940 Regulation ?
                                    No
   Servicing Termination ?
                                          No
   Aggregate of Credit Enhancement Draw Amounts exceed 1% of the Cut-off Balance and Pre-FunNo
Event of Default ?
                                          No

Servicer Certificate (Page 3 of  3)
Distribution Date:
                              03/20/98

   Failure by Servicer to make payment within 5 Bus. Days of
Required Date ?                           No
   Failure by Servicer to perform covenant relating to Trust's
Security Interest ?                 No
   Failure by Servicer to perform other covenants as described in
the Agreement?                      No
   Bankruptcy, Insolvency or Receivership relating to Master
Servicer ?                                No
   Trigger Event ?
                                          No
Policy Fee Distributed to Credit Enhancer (Paid directly from
HFC)                                      N/A
Premium Distributed to Credit Enhancer
                                          0.00
Amount Distributed to Seller
                                          1,261,037.66
Master Servicer Credit Facility Amount
                                          0.00
Guaranteed Principal Distribution Amount
                                          0.00
Credit Enhancement Draw Amount
                                          0.00
Spread Account Draw Amount
                                          0.00
Capitalized Interest Account Draw
                                          0.00
Amount re-imbursed to Credit Enhancer (5.01(a)(vi))
                                          0.00
Amount paid to Trustee
                                          0.00
Cumulative Draw under Policy
                                          0.00
Net Yield
                                                6.17%
Total  Available Funds
     Aggregate Amount of Collections
                                          26,076,839.91
     Deposit for principal not used to purchase subsequent loans
                                          0.00
     Interest Earnings on the Pre-Funding Account
                                          0.00
     Deposit from Capitalized Interest Account
                                          0.00
     Total
                                                26,076,839.91
Application of Available Funds
     Servicing Fee
                                          452,738.82
     Prinicpal and Interest to Class A-1
                                          21,570,725.75
     Seller's portion of Principal and Interest
                                          1,261,037.66
     Funds deposited into Funding Account (Net)
                                          0.00
     Funds deposited into Spread  Account
                                          0.00
     Excess funds released to Seller
                                          2,792,337.68
     Total
                                                26,076,839.91

OFFICERS'S CERTIFICATE
All computations reflected in this Servicer Certificate were made in conformity with the Pooling and Servicing Agreement.

The attached Servicing Certificate is true and correct in all material respects.

A Servicing Officer

Statement to Certificateholders (Page 1 of 2)
Distribution Date:
                              03/20/98

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER $1000)
Class A Certificateholder Floating Allocation Percentage
                                          96.3387%
Class A Certificateholder Fixed Allocation Percentage
                                          97.3651%
Beginning Class A-1 Certificate Balance
                                          539,085,159.02    Class A-1
Certificate Rate
                                    5.825000%
Class A-1 Certificate Interest Distributed
                                                2.981107
Class A-1 Certificate Interest Shortfall Distributed
                                          0.000000
Remaining Unpaid Class A-1 Certificate Interest Shortfall
                                          0.000000
Rapid Amortization Event ?
                                    No
Class A-1 Certificate Principal Distributed
                                          23.347839
   Maximum Principal Distribution Amount
                                    23.145698
   Scheduled Principal  Distribution Amount (SPDA)
                                    22.527852
   Accelerated Principal Distribution Amount
                                          0.000000
   Aggregate Investor Liquidation Loss Amount Distributed
                                          0.819986
Total Amount Distributed to Certificateholders
                                    25.508959
Principal Collections deposited into Funding Account
                                          0.00
Ending Funding Account Balance
                                          0.00
Ending Class A-1 Certificate Balance
                        519,956,788.53    Class A-1 Factor

            0.6346524
Pool Factor (PF)
                                          0.6346524
Unreimbursed Liquidation Loss Amount
                                                $0
Accrued Interest on Unreimbursed Liquidation Loss Amount
                        $0
Accrued & Unpaid Interest on Unreimbursed Liquidation Loss Amount
                                    $0
Class A Servicing Fee
                                          452,738.82
Beginning Invested Amount
                        543,286,586.02    Ending Invested Amount

524,158,215.53
Beginning Pool Balance
                  563,934,012.67
Ending Pool Balance
                  544,777,295.60
Spread Account Draw Amount
                                          0.00
Credit Enhancement Draw Amount
                                          0.00
DELINQUENCY & REO STATUS
   30 - 59 days (Del Stat 1)
     No. of Accounts
                                                1,138
     Trust Balance
                                          39,363,577.05
   60 - 89 days (Del Stat 2)
     No. of Accounts
                                                324
     Trust Balance
                                          11,006,374.41
   90+ (Del Stat 3+)
     No. of Accounts
                                                630
     Trust Balance
                                          21,119,056.52
   REO
     No. of Accounts
                                                60
     Trust Balance
                                          2,619,234.01
Aggregate Liquidation Loss Amount for Liquidated Loans
                                    482,637.21
Class A-1 Certificate Rate for Next Distribution Date
                                          To be updated
Amount of any Draws on the Policy
                                          0.00
Subsequent Mortgage Loans
     No. of Accounts
                                          0.00
     Trust Balance
                                                0.00
     Cumulative No. of Accounts
                                                3,249
     Cumulative Trust Balance
                                    100,781,997.58
Statement to Certificateholders (Page 2 of 2)
Distribution Date:
                              03/20/98

Retransferred Mortgage Loans pursuant to 2.07
    Number of Mortgage Loans Retransferred pursuant to 2.07
                              0
    Cumulative Number of Mortgage Loans Retransferred pursuant to
2.07                                  0
    Mortgage Loans Retransferred pursuant to 2.07 ($)
                                          0.00
    Cumulative Mortgage Loans Retransferred pursuant to 2.07 ($)
                              0.00